UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2011

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1201 Charleston Road
Mountain View, CA  94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 24, 2011, Omnicell, Inc. (the “Company”) held its Annual Meeting of Stockholders at 2:30 p.m. local time at the Company’s headquarters located at 1201 Charleston Road, Mountain View, California 94043 (the “Annual Meeting”). As of March 31, 2011, the Company’s record date, there were a total of 33,432,275 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 31,918,276 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present. Four items of business were acted upon by the stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal 1— Election of Directors to Hold Office Until the 2014 Annual Meeting of Stockholders

Mr. Randy D. Lindholm, Ms. Sara J. White and Mr. William J. Younger, Jr. were elected to serve as directors of the Company’s Board of Directors (the “Board”) for three year terms and until their respective successors shall be elected and qualified or until their earlier resignation or removal.

Votes were cast as follows for the election of directors:

	For	Withheld	Broker Non-Votes
Randy D. Lindholm	26,868,231	2,554,288	2,495,757
Sara J. White	24,027,883	5,394,636	2,495,757
William J. Younger, Jr.	27,023,960	2,398,559	2,495,757

Since the Board is divided into three classes with one class elected each year to hold office for a three-year term, the following directors continued to serve as directors of the Company immediately after the Annual Meeting: Mary E. Foley, Randall A. Lipps, Joseph E. Whitters, James T. Judson, Gary S. Petersmeyer and Donald C. Wegmiller.

Proposal 2— Advisory Vote on Executive Compensation

The stockholders voted, on an advisory basis, on the approval of executive compensation as follows:

For	Against	Abstain	Broker Non-Votes
22,834,567	6,577,470	10,482	2,495,757

Proposal 3— Advisory Vote on Frequency of Holding Future Advisory Votes on Executive Compensation

The stockholders voted, on an advisory basis, on the frequency of holding future advisory votes on executive compensation as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
26,408,374	97,383	2,888,934	27,828	2,495,757

Based on these results, and consistent with the Board’s recommendation, the Company has determined that it will hold an advisory vote on executive compensation every year.

Proposal 4 — Ratification of the Selection of the Independent Registered Public Accounting Firm

The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 by the following vote:

For	Against	Abstain	Broker Non-Votes
31,104,365	807,243	6,668	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: May 27, 2011	By:	/s/ Dan S. Johnston
Dan S. Johnston, Vice President and General Counsel